UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                          ----------------------------

                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 12, 2004


                            BEACON POWER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  001-16171                      04-3372365
          (Commission file number) (IRS Employer Identification Number)


                  234 Ballardvale Street, Wilmington, MA 01887
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 694-9121

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 12, 2004, the Board of Directors of Beacon Power Corporation (the "Company") elected Stephen P. Adik to serve as a director of the Company. There was no arrangement or understanding pursuant to which Mr. Adik was selected as a director. It is currently anticipated that Mr. Adik will serve on the Company's Audit Committee.

     The Company issued a press release on October 14, 2004 announcing the election of Mr. Adik, which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits

                  99.1     Press Release dated October 14, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     BEACON POWER CORPORATION
                     Registrant

                     By:/s/ James M. Spiezio
                     --------------------------------------------------
                     James M. Spiezio
                     Title: Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

Dated:   October 14, 2004



                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
99.1           Press Release dated October 14, 2004